UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant under §240.14a-12

AVANTOR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! AVANTOR, INC. 2025 Annual Meeting Vote by May 7, 2025 11:59 PM ET AVANTOR, INC. RANDOR CORPORATE CENTER BUILDING ONE, SUITE 200 100 MATSONFORD ROAD RADNOR, PA 19087 V65550-P26497 You invested in AVANTOR, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2025. Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 8, 2025 11:00 AM ET Virtually at: www.virtualshareholdermeeting.com/AVTR2025*Please check the meeting materials for any special requirements for meeting attendance. V2.0

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1a. Juan Andres 1b. John Carethers 1c. Lan Kang 1d. Dame Louise Makin 1e. Joseph Massaro 1f. Mala Murthy 1g. Jonathan Peacock 1h. Michael Severino 1i. Michael Stubblefield 1j. Gregory Summe 2. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for 2025. 3. Approve, on an Advisory Basis, Named Executive Officer Compensation. NOTE: To consider such other business as may properly come before the meeting or any adjournment or postponement thereof. Board Recommends For For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V65551-P26497